Exhibit 99.1 – Officer Certification

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

         Each of the undersigned hereby certifies, to the best of his knowledge in his capacity as an officer of NRG Energy, Inc., (“the Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

NRG ENERGY, INC.

(Registrant)

/S/ RICHARD C. KELLY

Richard C. Kelly

President and Chief Operating Officer

/S/ WAYNE H. BRUNETTI

Wayne H. Brunetti

Chairman and Chief Executive Officer

Date: November 18, 2002

         The foregoing certification is being furnished solely pursuant to 18 U.S.C Section 1350 and is not being filed as part of the Report or as a separate disclosure document.